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                                                                   EXHIBIT 10.20


                             FIFTEENTH AMENDMENT TO
                 AMENDED AND RESTATED LOAN AGREEMENT AND WAIVER

      This Fifteenth Amendment to Amended and Restated Loan Agreement and Waiver (this "Amendment") is dated as of December 28, 2005, by and between SAI HOLDINGS, INC., formerly known as SERVICE ASSET INVESTMENTS, INC., a Texas corporation ("Borrower"), and GUARANTY BANK, a federal savings bank ("Bank").

                                    RECITALS:

      A. Borrower and Bank have entered into that certain Amended and Restated Loan Agreement dated as of April 30, 2001 (as the same has been or may be amended, restated, modified or supplemented, the "Agreement"), pursuant to which Bank agreed to extend credit to Borrower in the form of a term loan under the terms and provisions stated therein.

      B. Borrower has requested Bank to amend certain provisions of the Agreement, to consent to advance an additional $3,000,000 under the Term Loan and make additional changes, which Bank is willing to do pursuant to the terms and conditions hereinafter provided.

      C. Borrower and Bank now desire to amend the Agreement as herein set forth.

      NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

      Section 1.1 Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meaning as in the Agreement, as amended hereby.

                                   ARTICLE II

                             AMENDMENTS TO AGREEMENT

      Section 2.1 Amendment to Recitals. The reference to the amount "$32,019,608.45" in the second paragraph in the Recitals section of the Agreement is hereby modified to the amount "$33,407,408.00".

      Section 2.2 Modification of Definitions. Effective as of the date hereof, the definitions of the following defined terms are hereby amended and restated to read as follows:

            "CCS Acquisition" means the acquisition of CCS and/or substantially all of its customers and customer assets by Borrower on terms and conditions substantially the same as those contained in the (a) Stock Purchase Agreement

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      attached hereto as Exhibit D and/or (b) Asset Purchase Agreement attached hereto as Exhibit E; nothing contained herein shall require Borrower to execute either document described in clauses (a) or (b) contained herein.

            "Term Loan Commitment" means the obligation of Bank to make the Term Loan pursuant to Section 2.1 in an aggregate principal amount up to but not exceeding $33,407,408.00.

      Section 2.3 Amendment to Section 2.3. The reference to "April 1, 2005" in
Section 2.3 of the Agreement is hereby modified to "April 1, 2006".

      Section 2.4 Addition of Section 2.10. Effective as of the date hereof,
Section 2.10 is hereby added to the Agreement and shall read as follows:

            Section 2.10 Commitment Fee. A Commitment Fee in the amount of $30,000.00 shall be due and payable on December 28, 2005.

      Section 2.5 Amendment to Section 9.11. Section 9.11 of the Agreement is amended and restated in its entirety to read as follows:

            Section 9.11 Dissolution of CCS. Borrower shall (a) no later than October 16, 2005, transition substantially all of CCS's customer related assets and customers to Borrower and/or its Subsidiaries and (b) within ten days of closing a Stock Purchase Agreement in substantially the form of Exhibit D, pledge the stock of CCS to Bank, all of which contained in clauses (a) and (b) shall be on terms and conditions satisfactory to Bank.

      Section 2.6 Amendment to Section 10.18. Section 10.18 of the Agreement is amended and restated in its entirety to read as follows:

            Section 10.18 Penson Worldwide Debt. Borrower shall not permit Penson Worldwide to incur any Debt other than the Short Term Debt, the SunGard Debt, and the Service Lloyd's Debt plus $15,000,000 in other Debt (which shall be incurred on or by December 31, 2006 but not thereafter). Furthermore, Borrower shall not permit Penson Worldwide to make any prepayments under the SunGard Debt at any time before this Agreement is terminated. In addition, Borrower shall not permit Penson Worldwide to make any payments under the Service Lloyd's Debt, the Short Term Debt, or the SunGard Debt upon the occurrence of a Default or Event of Default under this Agreement, or a "default" (as such term is defined therein) under the Service Lloyd's Debt, the Short Term Debt, or the SunGard Debt.

      Section 2.7 Amendment to Section 11.4. The reference to "December 30, 2005" in Section 11.4 of the Agreement is hereby modified to "June 30, 2006".

      Section 2.8 Addition of Exhibit E. "Exhibit E" is added to the Agreement and all references to "Exhibit E" in the Agreement shall mean the "Exhibit E" attached hereto.

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                                   ARTICLE III

                       ADDITIONAL ADVANCE UNDER TERM LOAN

      Section 3.1 Additional Advance. Upon the effectiveness of this Agreement, the amount of $3,000,000 shall be advanced to Borrower under the Term Loan pursuant to the modification to the Term Loan Commitment set forth in this Amendment.

                                   ARTICLE IV

                                     WAIVER

      Section 4.1 Waiver. Subject to the satisfaction of the conditions of effectiveness set forth in Section 5.1 of this Amendment and the other conditions contained herein, Bank hereby waives compliance by Borrower with
Section 9.11 of the Agreement when it failed to transition CCS's assets by October 6, 2005 (the "Specified Default"); provided, however, that Bank's waiver of the Specified Default shall not constitute and shall not be deemed to constitute an amendment of any other provisions of the Loan Documents or a waiver of any other Event of Default, whether arising as a result of further violations of any provision of the Agreement previously violated by Borrower or otherwise.

                                    ARTICLE V

                              CONDITIONS PRECEDENT

      Section 5.1 Conditions. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

            (a) Bank shall have received all of the following, each dated (unless otherwise indicated) the date of this Amendment, in form and substance satisfactory to Bank:

                  (1) Amendment. This Amendment, duly executed by Borrower and ratified by each guarantor listed herein;

                  (2) Seventh Amended and Restated Term Note. A Seventh Amended
            and Restated Term Note, duly executed by Borrower payable to Bank in the amount of $34,407,408.00;

                  (3) Commitment Fee. The fee required by Section 2.10 of the
            Agreement;

                  (4) Attorneys' Fees and Expenses. Payment of all outstanding attorneys' fees and expenses incurred by Bank in connection with the Agreement, as amended; and

                  (5) Additional Information. Such additional documents,
            instruments and information as Bank or its legal counsel, Winstead Sechrest & Minick P.C., may reasonably request.

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            (b) The representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct as of the date hereof as if made on the date hereof, except to the extent disclosed on Schedules delivered as of the date of this Amendment.

            (c) Other than the Specified Default, no Event of Default shall have occurred and be continuing and no event or condition shall have occurred that with the giving of notice or lapse of time or both would be an Event of Default.

            (d) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments, and other legal matters incident thereto shall be satisfactory to Bank and its legal counsel, Winstead Sechrest & Minick P.C.

                                   ARTICLE VI

                                    NO WAIVER

      Section 6.1 No Waiver. Other than the waiver of the Specified Default, nothing contained herein shall be construed as a waiver by Bank of any covenant or provision of the Agreement, this Amendment, or the other Loan Documents, or of any other contract or instrument between Borrower and Bank, and the failure of Bank at any time or times hereafter to require strict compliance by Borrower of any provision thereof shall not waive, affect or diminish any right of Bank to thereafter demand strict compliance therewith. Bank hereby reserves all rights granted under the Agreement, this Amendment, the other Loan Documents and any other contract or instrument between Borrower and Bank.

                                   ARTICLE VII

                                  MISCELLANEOUS

      Section 7.1 Representations and Warranties. Borrower hereby represents and warrants to Bank that (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the articles of incorporation or bylaws of Borrower, (b) the representations and warranties contained in the Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, (c) other than the Specified Default, no Event of Default has occurred and is continuing and no event or condition has occurred that with the giving of notice or lapse of time or both would be an Event of Default, and (d) Borrower is in full compliance with all covenants and agreements contained in the Agreement as amended hereby.

      Section 7.2 Ratifications. Except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. The representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true

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and correct as of, and as if made on, the date hereof. Borrower and Bank agree that the Agreement as amended hereby shall continue to be legal, valid, binding and enforceable in accordance with its respective terms.

      Section 7.3 Reference to the Agreement. Each of the Loan Documents, including the Agreement and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.

      Section 7.4 Expenses of Bank. As provided for in the Agreement, Borrower agrees to pay on demand all reasonable costs and expenses incurred by Bank in connection with the preparation, negotiation, execution of this Amendment, and the other Loan Documents executed pursuant hereto and any and all amendments, modifications and supplements thereto including, without limitation, the reasonable costs and fees of Bank's legal counsel, and all reasonable costs and expenses incurred by Bank in connection with the enforcement or preservation of any rights under the Agreement, as amended hereby, or any other Loan Documents.

      Section 7.5 Severability. Any provisions of this Amendment held by court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provisions so held to be invalid or unenforceable.

      Section 7.6 Applicable Law. This Amendment and all other Loan Documents executed pursuant hereto shall be governed by and construed in accordance with the laws of the State of Texas.

      Section 7.7 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Bank and Borrower and their respective successors and assigns.

      Section 7.8 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original but all of which when taken together shall constitute one and the same instrument.

      Section 7.9 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

      Section 7.10 NO ORAL AGREEMENTS. THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION HEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

      [Remainder of Page Intentionally Left Blank; Signature Page Follows]

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EXECUTED as of the day and year first above written.

                                     BORROWER:

                                     SAI HOLDINGS, INC., formerly known as
                                     SERVICE ASSET INVESTMENTS, INC.

                                     By: /s/ Roger J. Engemoen Jr.
                                         ---------------------------------------
                                     Name:  Roger J. Engemoen Jr.
                                     Title: Chairman

                                     BANK:

                                     GUARANTY BANK

                                     By: /s/ Coswell O. Robinson
                                         ---------------------------------------
                                     Name: Coswell O. Robinson Jr.
                                     Title: Senior Vice President Jr.

                                 Signature Page
                       Fifteenth Amendment to Amended and
                       Restated Loan Agreement and Waiver

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                REAFFIRMATION OF AMENDED AND RESTATED GUARANTIES

      Each of the undersigned hereby (i) consents to the execution and delivery of the Amendment to which this Reaffirmation of Amended and Restated Guaranties is attached (the "Amendment") by the parties thereto, (ii) agrees that the Amendment shall not limit or diminish the obligations of each of the undersigned under certain Fifth Amended and Restated Guaranties (Limited) dated as of December 31, 2002 (each, a "Guaranty"), executed or joined in by each of the undersigned and delivered to the Bank, (iii) reaffirms its obligations under its respective Guaranty, and (iv) agrees that its Guaranty remains in full force and effect, as limited by the terms of such Guaranty, and is hereby ratified and confirmed.

Dated as of December______,2005.

                                     GUARANTORS:

                                     /s/ William D. Gross
                                     -------------------------------------------
                                     William D. Gross

                                     /s/ Daniel P. Son
                                     -------------------------------------------
                                     Daniel P. Son

                                     /s/ Philip A. Pendergraft
                                     -------------------------------------------
                                     Philip A. Pendergraft

                                     /s/ Roger J. Engemoen, Jr.
                                     -------------------------------------------
                                     Roger J. Engemoen, Jr.